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EXHIBIT 99

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CHRYSLER FINANCIAL                                                                   DISTRIBUTION DATE:                 07-AUG-00
DAIMLERCHRYSLER AUTO TRUST 2000-A MONTHLY SERVICER'S CERTIFICATE (GT)                                                   PAGE 1 OF 2
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      Payment Determination Statement Number                                            5
      Distribution Date                                                         07-Aug-00

      DATES COVERED                                               FROM AND INCLUDING                      TO AND INCLUDING
      -------------                                               ------------------                      ----------------
           Collections Period                                                   01-Jul-00                           31-Jul-00
           Accrual Period                                                       06-Jul-00                           06-Aug-00
           30/360 Days                                                                 30
           Actual/360 Days                                                             32


                                                                       NUMBER OF
      COLLATERAL POOL BALANCE DATA                                     ACCOUNTS                                  $ AMOUNT
      ----------------------------                                     ---------                                 --------
      Pool Balance - Beginning of Period                                125,756                              1,822,845,356.45
      Collections of Installment Principal                                                                      35,436,592.01
      Collections Attributable to Full Payoffs                                                                  17,130,337.59
      Principal Amount of Repurchases                                                                               25,448.58
      Principal Amount of Gross Losses                                                                           2,135,833.18
                                                                                                  ----------------------------

      Pool Balance - End of Period                                      123,751                              1,768,117,145.09
                                                                                                  ============================



      POOL STATISTICS                                                                                        END OF PERIOD
      ---------------                                                                             ----------------------------

      Initial Pool Balance (Pool Balance at the Purchase Date)                                               2,076,965,804.62
      Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                                  85.13%

      Ending O/C Amount                                                                                        111,275,392.85
      Coverage Ratio (Ending Pool
           Balance as a Percent of Ending Securities)                                                                 106.72%

      Cumulative Net Losses                                                                                      1,803,205.44
      Net Loss Ratio (3 mo. Weighted Avg.)                                                                           0.34530%
      Cumulative Recovery Ratio                                                                                        64.65%
      60+ Days Delinquency Amount                                                                                5,168,159.39
      Delinquency Ratio (3 mo. Weighted Avg.)                                                                        0.24140%

      Weighted Average APR                                                                                             8.978%
      Weighted Average Remaining Term (months)                                                                          51.42
      Weighted Average Seasoning (months)                                                                                9.18

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CHRYSLER FINANCIAL                                                                        DISTRIBUTION DATE:              07-AUG-00
DAIMLERCHRYSLER AUTO TRUST 2000-A MONTHLY SERVICER'S CERTIFICATE (GT)                                                   PAGE 2 OF 2
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
      CASH SOURCES
      ------------
           Collections of Installment Principal             35,436,592.01
           Collections Attributable to Full Payoffs         17,130,337.59
           Principal Amount of Repurchases                      25,448.58      O/C RELEASE
           Recoveries on Loss Accounts                       1,380,819.98      -----------
           Collections of Interest                          13,351,280.06      Original O/C Amount                   94,182,804.62
           Investment Earnings                                  27,166.91
           Reserve Account                                   4,956,957.50      Cumulative O/C Release (beginning)             0.00
                                                           ---------------     O/C Release    (Prospectus pg S17)             0.00
           TOTAL SOURCES                                    72,308,602.63                                          ----------------
                                                           ===============     Cumulative O/C Release (ending)                0.00
                                                                                                                   ================


      CASH USES
      ---------
           Servicer Fee                                      1,519,037.80
           Note Interest                                     9,482,814.02
           Reserve Fund                                      4,956,957.50
           O/C Release to Seller                                     0.00
           Note Principal                                   56,349,793.31
                                                           ---------------
           TOTAL CASH USES                                  72,308,602.63
                                                           ===============


      ADMINISTRATIVE PAYMENT
      ----------------------
      Total Principal and Interest Sources                  72,308,602.63
      Investment Earnings in Trust Account                     (27,166.91)
      Cash Reserve in Trust Account                         (4,956,957.50)
      Servicer Fee (withheld)                               (1,519,037.80)
      O/C Release to Seller                                          0.00
                                                           ---------------
           PAYMENT DUE TO TRUST ACCOUNT                     65,805,440.42
                                                           ===============
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                                                                       Beginning                            Ending
                                                                        Balance                             Balance
                                                              ---------------------------       ---------------------------
      NOTES & CERTIFICATES
      --------------------
      Class A-1  408,429,000.00  @   6.07%                                 138,837,545.55                     82,487,752.24
      Class A-2  655,000,000.00  @   6.76%                                 655,000,000.00                    655,000,000.00
      Class A-3  405,000,000.00  @   7.09%                                 405,000,000.00                    405,000,000.00
      Class A-4  440,000,000.00  @   7.23%                                 440,000,000.00                    440,000,000.00
      Certificates                                                          74,354,000.00                     74,354,000.00
                                                              ---------------------------       ---------------------------
          Total Securities                                               1,713,191,545.55                  1,656,841,752.24
                                                              ===========================       ===========================

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                                                Principal      Principal per       Interest         Interest per
                                                 Payment       $1000 Face          Payment          $1000 Face           Original
                                        -------------------------------------------------------------------------
NOTES & CERTIFICATES
--------------------
Class A-1  408,429,000.00  @   6.07%          56,349,793.31     137.9671701         749,105.69       1.8341148        408,429,000.00
Class A-2  655,000,000.00  @   6.76%                   0.00       0.0000000       3,689,833.33       5.6333333        655,000,000.00
Class A-3  405,000,000.00  @   7.09%                   0.00       0.0000000       2,392,875.00       5.9083333        405,000,000.00
Class A-4  440,000,000.00  @   7.23%                   0.00       0.0000000       2,651,000.00       6.0250000        440,000,000.00
Certificates                                           0.00       0.0000000               0.00                         74,354,000.00
                                             --------------                     --------------                     -----------------
    Total Securities                          56,349,793.31                       9,482,814.02                      1,982,783,000.00
                                             ==============                     ==============                     =================

* Class A-1 Interest is comput32 on an Actual/360 Basis. Days in current period  32
                                                                                ----

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